                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



               ---------------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2003




                         ADAMS RESOURCES & ENERGY, INC.
     ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                      1-7908               74-1753147
------------------------------   -------------------    ----------------------
 (State or other jurisdiction      (Commission file         (IRS employer
       of incorporation)                number)           identification no.)

      4400 POST OAK PKWY., SUITE 2700, HOUSTON, TEXAS             77027
     -------------------------------------------------        ------------
          (Address of principal executive offices)             (Zip code)



                                 (713) 881-3600
                            ------------------------
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c) Exhibits


         Exhibit No.      Description
         -----------      -----------
            99.1          Copy of Adams Resources & Energy, Inc. press release
                          dated March 27, 2003 entitled Adams Resources Announces
                          Fourth Quarter Earnings.


Item 9.  Regulation FD Disclosure.

         Adams Resources & Energy, Inc. ("AE") wishes to disclose for Regulation FD purposes its press release dated March 27, 2003, as set forth in Exhibit 99.1 attached.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ADAMS RESOURCES & ENERGY, INC.



Date:  March 28, 2003                      By:
                                               ---------------------------------
                                               K. S. Adams, Jr.
                                               Chief Executive Officer

                                  EXHIBIT INDEX



         Exhibit No.      Description
         -----------      -----------
            99.1          Copy of Adams Resources & Energy, Inc. press release
                          dated March 27, 2003 entitled Adams Resources Announces
                          Fourth Quarter Earnings.



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